1933 Act File No. 33-47641
                                                   1940 Act File No. 811-6650


                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Post-Effective Amendment No. 11 [X]
                                       And

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT [X]
                                     OF 1940

                              AMENDMENT No. 10 [X]

                         LORD ABBETT RESEARCH FUND, INC.
                Exact Name of Registrant as Specified in Charter

                     767 FIFTH AVENUE, NEW YORK, N.Y. 10153
                      Address of Principal Executive Office

                  REGISTRANT'S TELEPHONE NUMBER (212) 848-1800

                  Kenneth B. Cutler, Vice President & Secretary
                     767 FIFTH AVENUE, NEW YORK, N.Y. 10153
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

                 immediately on filing pursuant to paragraph (b) of Rule 485 on October 31, 1996 pursuant to paragraph (b) of Rule 485

                  60 days after filing pursuant to paragraph (a) (1) of Rule 485 on (date) pursuant to paragraph (a) (1) of Rule 485

                  75 days after filing pursuant to paragraph (a) (2) of Rule 485 on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment Registrant's Series have registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a) (1) and a Rule 24f-2 Notice for these series for the most recent fiscal year was be filed with the Commission on January 31, 1996.

                         LORD ABBETT RESEARCH FUND, INC.
                                    FORM N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No. 11
                             Pursuant to Rule 481(b)


                                EXPLANATORY NOTE


          This  Post-Effective   Amendment  No.  11  (the  "Amendment")  to  the
     Registrant's Registration Statement relates to the Small-Cap Series of Lord Abbett Research Fund, Inc.

     The other series of shares of the Registrant are listed below and are offered by the Prospectus in Part A of the Post-Effective Amendment to the Registrant's Registration Statement as identified. The following are separate series of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus contained in the prior Post-Effective Amendment, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendment.

                                         Post-Effective
    Large-Cap Series                      AMENDMENT NO. 9

FORM N-1A                      LOCATION IN PROSPECTUS OR
ITEM NO.                       STATEMENT OF ADDITIONAL INFORMATION

1                              Cover Page
2                              Fee Table
3 (a)                          Financial Highlights; Performance
3 (b)                          N/A
4 (a) (i)                      Cover Page
4 (a) (ii)                     Investment Objective; How We Invest
4 (b) (c)                      How We Invest
5 (a) (b) (c)                  Our Management; Back Cover Page
5 (d)                          N/A
5 (e)                          Back Cover Page
5 (f)                          Our Management
5 (g)                          N/A
5  A                           Performance
6 (a)                          Cover Page
6 (b) (c) (d)                  N/A
6 (e)                          Cover Page
6 (f) (g)                      Dividends, Capital Gains
                               Distributions and Taxes
7 (a)                          Back Cover Page
7 (b) (c) (d)
  (e) (f)                      Purchases
8 (a) (b) (c)
  (d)                          Redemptions
9                              N/A
10                             Cover Page
11                             Cover Page - Table of Contents
12                             N/A
13 (a) (b) (c)
   (d)                         Investment Objective and Policies
14                             Trustees and Officers
15 (a) (b)                     N/A
15 (c)                         Trustees and Officers
16 (a) (i)                     Investment Advisory and Other Services
16 (a) (ii)                    Trustees and Officers
16 (a) (iii)                   Investment Advisory and Other Services
16 (b)                         Investment Advisory and Other Services

Form N-1A                      Location In Prospectus or
ITEM NO.                       STATEMENT OF ADDITIONAL INFORMATION


16 (c) (d) (e)
   (g)                         N/A
16 (f)                         Purchases, Redemptions
                               and Shareholder Services
16 (h)                         Investment Advisory and Other Services
16 (i)                         N/A
17 (a)                         Portfolio Transactions
17 (b)                         N/A
17 (c)                         Portfolio Transactions
17 (d)                         Portfolio Transactions
17 (e)                         N/A
18 (a)                         Cover Page
18 (b)                         N/A
19 (a) (b)                     Purchases, Redemptions
                               and Shareholder Services; Notes
                               to Financial Statements
19 (c)                         N/A
20                             Taxes
21 (a)                         Purchases, Redemptions
                               and Shareholder Services
21 (b) (c)                     N/A
22 (a)                         N/A
22 (b)                         Past Performance
23                             Financial Statements; Supplementary
                               Financial Information

LORD ABBETT RESEARCH FUND, INC.
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203
800-426-1130

LORD ABBETT RESEARCH FUND IS A MUTUAL FUND CONSISTING OF THREE SERIES. ONLY SHARES OF THE SMALL-CAP SERIES ("WE" OR THE "SERIES") ARE BEING OFFERED IN THIS PROSPECTUS. THE SERIES HAS TWO CLASSES OF SHARES, BOTH OF WHICH ARE BEING OFFERED TO THE GENERAL PUBLIC FOR THE FIRST TIME HEREWITH.

THESE CLASSES, CALLED CLASS A AND CLASS B SHARES, PROVIDE INVESTORS WITH DIFFERENT INVESTMENT OPTIONS IN PURCHASING SHARES OF THE SERIES. SEE "PURCHASES" FOR A DESCRIPTION OF THESE CHOICES. BOTH CLASSES OF SHARES WILL BE OFFERED TO THE PUBLIC FOR THE FIRST TIME ON OR ABOUT OCTOBER 29, 1996.

THE SERIES' INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM CAPITAL APPRECIATION. THE SERIES WILL SEEK ITS OBJECTIVE THROUGH INVESTMENTS PRIMARILY IN EQUITY SECURITIES WHICH ARE BELIEVED TO BE UNDERVALUED IN THE MARKETPLACE. IN ITS SEARCH FOR VALUE, THE SERIES SEEKS COMPANIES WHICH ARE PRIMARILY SMALL-SIZED, BASED ON THE VALUE OF THEIR OUTSTANDING STOCK. THESE COMPANIES ARE OFTEN OUT OF FAVOR OR NOT CLOSELY FOLLOWED BY INVESTORS AND, AS A RESULT, MAY OFFER SUBSTANTIAL APPRECIATION POTENTIAL OVER TIME.

THE DIRECTORS MAY PROVIDE FOR ADDITIONAL SERIES FROM TIME TO TIME. WITHIN EACH SERIES, THE FREELY TRANSFERABLE SHARES WILL HAVE EQUAL RIGHTS WITH RESPECT TO DIVIDENDS, ASSETS, LIQUIDATION AND VOTING.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE SERIES THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND AND THE SERIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE FUND OR BY CALLING THE FUND AT 800-874-3733. ASK FOR "PART B OF THE PROSPECTUS -- THE STATEMENT OF ADDITIONAL INFORMATION".

THE DATE OF THIS PROSPECTUS, AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION, IS OCTOBER 29, 1996.
A REGISTRATION STATEMENT RELATING TO SHARES OF THE SMALL-CAP SERIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE.

THIS LITERATURE SHALL NOT CONSTITUTE AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS

Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing directly to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer.

Shares of the Series are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. An investment in the Series involves risks, including the possible loss of principal.

                    CONTENTS                 PAGE

        1       Investment Objective         2
        2       Fee Table                    2
        3       Financial Highlights         3
        4       How We Invest                3
        5       Purchases                    7
        6       Shareholder Services         14
        7       Our Management               14
        8       Dividends, Capital Gains
                Distributions and Taxes      15
        9       Redemptions                  16
        10      Performance                  16


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1    INVESTMENT OBJECTIVE

The  Investment   objective  of  the  Series  is  to  seek   long-term   capital
appreciation.

2    FEE TABLE

A summary of expenses of the Series is set forth in the table below in order to provide a better understanding of such expenses. The example is not a representation of past or future expenses. Actual expenses may be more or less than those shown.

                                                       Class A               Class B
                                                       Shares                 Shares
Shareholder Transaction Expenses
(as a percentage of offering price)
Maximum Sales Load(1) on Purchases (See "Purchases")    5.75%(2)                None
Redemption Fee (See "Purchases")                        None(2)            5% if shares are redeemed
                                                                           before 1st anniversary
                                                                           of purchase, declining
                                                                           to 1% before 6th anniversary
                                                                           and eliminated on and
                                                                           after 6th anniversary(2)(3)
Annual Fund Operating Expenses(4)
(as a percentage of average net assets)
Management Fees (See "Our Management")                  .75%(3)                 .75%
12b-1 Fees (See "Purchases")                            .50%(3)                1.00%(3)
Other Expenses (See "Our Management")                   .45%(3)                 .45%
Total Operating Expenses                               1.70%(4)                2.20%


Example: Assume an annual return of 5% and there is no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all distributions, you would have paid the following total expenses if you closed your account after the number of years indicated.

                         1 year          3 years

Class A shares(4)         $74             $108

Class B shares(4)         $61             $97

(1) Sales "load" is referred to as sales "charge", "deferred sales load" is referred to as "contingent deferred sales charge" (or "CDSC") and "12b-1 fees" which consist of a "service fee" and a "distribution fee" are referred to by either or both of these terms where appropriate with respect to Class A and Class B throughout this Prospectus.

(2)See "Purchases" for descriptions of the Class A front-end sales charges, the CDSC payable on certain redemptions of Class A and Class B shares and separate Rule 12b-1 plans applicable to each class of shares of the Fund. The CDSC reimburses: (a) the Series, in the case of Class A shares and (b) Lord Abbett Distributor LLC, in the case of Class B shares.

(3)Although the Series does not, with respect to the Class B shares, charge a front-end sales charge, investors should be aware that long-term shareholders may pay, under the Rule 12b-1 plan applicable to the Class B shares of the Series (which pay annual 0.25% service and 0.75% distribution fees), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc. Likewise, with respect to Class A shares, investors should be aware that, long-term, such maximum may be exceeded due to the Rule 12b-1 plan applicable to Class A shares which permits the Series to pay up to 0.50% in total annual fees, half for service and the other half for distribution. The 12b-1 fees have been estimated.

(4)The annual operating expenses shown in the summary are the actual expenses for the period December 13, 1995 (commencement of operations) through May 31, 1996 (annualized) had Lord, Abbett & Co. not waived its management fee and subsidized all other expenses of the Series, except for the substitution of estimated 12b-1 fees for Class A and B shares. Due to such waivers and subsidy, the Series had no management fee or other expenses for such period.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in the Series.

3    FINANCIAL HIGHLIGHTS

The following table has not been audited by Deloitte & Touche llp.



                                                     For the Period December 13, 1995
Per Class A Share+ Operating                         (Commencement of Operations)
Performance:                                                to May 31, 1996

Net asset value, beginning of period                                  $10.00
Income from Investment Operations
Net investment income+                                                .07
Net realized and unrealized gain on investments                       1.91
Total from investment operations                                      1.98
Distributions
Dividends from net investment income                                   --
Net realized gain from security transactions                           --
Net asset value, end of period                                         --
Total Return                                                          19.80%*
Ratios/Supplemental Data:
Net assets, end of period (000)                                       $5,136
Ratios to Average Net Assets:
Expenses, including waiver                                            0.00%*
Expenses, excluding waiver                                            0.55%*
Net investment income                                                 0.58%*
Portfolio turnover rate                                              23.33%

+ Net of management fee waiver and expenses assumed.
* Not annualized.
  See Notes Financial Statements.

4    HOW WE INVEST

The Series will attempt to achieve its objective by investing principally in a carefully selected portfolio of common stocks. Dividend and investment income is of incidental importance, and the Series may invest in securities which do not produce any income. Although the Series typically will hold a large, diversified number of securities identified through a quantitative, value-driven investment strategy, it does entail above-average investment risk in comparison to the overall U.S. stock market. Shares of the Series should be purchased with a long-term view in mind.

The stocks which the Series generally invests in are those which, in Fund management's judgment, are selling below intrinsic value and at prices that do not reflect adequately their long-term business potential. Selected smaller stocks may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about a company's prospects. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential. The price of shares in relation to book value, sales, asset value, earnings, dividends and cash flow; both historical and prospective, are key determinants in the security selection process. These criteria are not rigid, and other stocks may be included in the Series' portfolio if they are expected to help it attain its objective. These criteria can be changed by the Fund's Board of Directors.

The Series also may invest in preferred stocks and bonds, which have either attached warrants or a conversion privilege into common stocks. In addition, the Series may purchase options on stocks that it holds as protection against a significant price decline, may purchase and sell stock index options and futures to hedge overall market risk and the investment of cash flows and write listed put and listed covered call options. See "Hedging and Income Enhancement Strategies" below.

In seeking to achieve its investment objective, the Series generally will invest in common stocks with smaller market capitalizations than those of the stocks included in the Dow Jones Industrial Average or the largest stocks included in the Standard & Poor's 500 Composite Index. As a result, under normal circumstances, at least 65% of the Series' total assets will be made up of common stocks issued by smaller, less well known companies (with market capitalizations less than $1 billion) selected on the basis of fundamental investment analysis. The Series may, however, invest up to 35% of its total assets in the securities of any issuer without regard to its size or the market capitalization of its common stock. Companies in which the Series is likely to invest may have limited product lines, markets or financial resources and may lack management depth or experience. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

HEDGING AND INCOME ENHANCEMENT STRATEGIES. The Series also may engage in various portfolio strategies, to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. These strategies include the purchase and sale of put and call options, and the purchase and sale of stock index futures and strategy combinations. Fund management will use such techniques as market conditions warrant. The Series' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Series may use these new investments and techniques to the extent consistent with its investment objective and policies.

OPTIONS TRANSACTIONS. The Series may purchase and write (i.e., sell) put and call options on equity securities or stock indices that are traded on national securities exchanges. A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When the Series writes a call option, it gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more that their current market value.

Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified prices, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

The Series will write only "covered" options. An option is covered if, so long as the Series is obligated under the option, it owns an offsetting position in the underlying securities or maintains cash, U.S. Government securities or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations in a segregated account. See "Investment Objective and Policies--Limitation on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures" in the Statement of Additional Information. There is no limitation on the amount of call options the Series may write. The Series may only write covered put options to the extent that cover for such options does not exceed 25% of the Series' net assets. The Series will not purchase an option if, as a result of such purchase, more than 20% of its total assets would be invested in premiums for such options.

Stock Index Futures. The Series may purchase and sell stock index futures which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes in accordance with regulations of the Commodities Futures Trading Commission.
A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, the Series will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of the Series' net assets.

The Series ability to enter into stock index futures and listed options is limited by the requirements of the Internal Revenue Code of 1986, as amended
(the Internal Revenue Code), for qualification, as a regulated investment company. See "Taxes" in the Statement of Additional Information.

FOREIGN INVESTMENTS. Up to 35% of the Series' net assets (at the time of investment) may be invested in securities (of the type described above) which are primarily traded in foreign countries. See "Risk Factors" below.

FOREIGN CURRENCY HEDGING TECHNIQUES. The Series may utilize various foreign currency hedging techniques described below. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Series may enter into forward foreign currency contracts in primarily two circumstances. First, when the Series desires to "lock in" the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

Second, when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the portfolio securities denominated in such foreign currency or, in the alternative, may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency which the portfolio securities are denominated in if such securities are sold) which it expects to decline in a similar manner but which has a lower transaction cost. Precise matching of the forward contract and the value of the securities involved will generally not be possible.

The Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets (O-T-C options are generally less liquid and involve issuer credit risk). A put option gives the Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such foreign currency put options will not exceed 5% of the net assets of the Series.

Unlisted options together with other illiquid securities may comprise no more than 15% of the Series' net assets.

A foreign currency call option written by the Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing or cross-hedging (described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Series to cover such call writing or (b) to be crossed.

OTHER POLICIES. The Series may invest up to 15% of its net assets in illiquid securities. Securities determined by the Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A will not be subject to this limit. Investments in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Series' liquidity during periods of decreased market interest in such securities. Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

The Series may engage in (a) investing in closed-end investment companies, (b) investing in straight bonds or other debt securities, including lower rated, high-yield bonds, (c) lending of its portfolio securities to broker-dealers on a secured basis and (d) investing in rights and warrants to purchase securities (included within these purchases but not exceeding 2% of the value of its assets, may be warrants which are not listed on the New York or American Stock Exchanges), but the Series has no present intention to commit more than 5% of gross assets to any one of these four identified practices. The Series will not invest more than 5% of its assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds.

The  Series  will  not  borrow  money,   except  as  a  temporary   measure  for
extraordinary or emergency purposes and then not in excess of 5% of its gross assets at the lower of cost or market value.

For temporary defensive purposes or to create reserve purchasing power pending other investments, the Series may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government of the type normally owned by a money market fund.

The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss.

The Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering other liquid high-grade debt obligations having a value equal to or greater than the Series' purchase commitments; the custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of that Series' net asset value.

The Series may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Series owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Series' net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. The Series does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid".

The Series will not change its investment objective without shareholder approval. If the Series determines that its objective can best be achieved by a substantive change in investment policy or strategy, the Series may make such a change without shareholder approval by disclosing it in the prospectus.

RISK FACTORS.  If the Series remains small,  there is risk that  redemptions may
(a) cause portfolio securities to be sold prematurely (at a loss or gain, depending upon the circumstances) or (b) hamper or prevent a contemplated portfolio security purchase.

FOREIGN SECURITIES. Securities markets of foreign countries in which the Series may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than generally is the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit to shareholders and different securities settlement practices. Foreign securities may be traded on days that the Series does not value its portfolio securities, and, accordingly, the Series' net asset value may be significantly affected.

Under normal circumstances, the Series will invest primarily in common stocks, and/or securities convertible into common stocks, which subjects the Series to market risk, that is, the possibility that common stock prices will decline over short or even extended periods. The Series also may invest, from time to time, in stocks of large-sized and small-sized companies guided by the policies mentioned above. Small capitalized companies may offer significant appreciation potential. However, smaller companies may carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and this may make them more susceptible to setbacks or economic downturns. Small capitalized companies may be more volatile in price, normally have fewer shares outstanding and these shares trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. In many instances the securities of smaller companies are traded over the counter and may not be traded in the volume typical on a national securities exchange.

Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transaction costs to which the Series would not be subject absent the use of these strategies. If Fund management's prediction of movement in the direction of the securities markets is inaccurate, the adverse consequences to the Series may leave it in a worse position than if such strategies were not used. Risks inherent in the use of options and stock index futures include (1) dependence on Fund management's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) daily limits on price variance for a futures contract or related options imposed by certain futures exchanges and boards of trade may restrict transactions in such securities on a particular day. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.

5    PURCHASES

ALTERNATIVE SALES ARRANGEMENTS
Classes of Shares. The Series offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.25 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 Plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC (hereinafter referred to as "Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 Plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Series is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Series' class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Series. We used the sales charge rates that apply to Class A and Class B, and considered the effect of the higher distribution fee on Class B expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Series' actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B shares, for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, Lord Abbett Distributor normally will not accept purchase orders for Class B shares from a single investor (i) for $500,000 or more or (ii) for Retirement Plans with at least 100 eligible employees.

Investing for the Longer Term. If you are investing long term (for example, future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses over time on a hypothetical investment and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A and Class B shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on withdrawals over 12% annually). See "Systematic Withdrawal Plan" under "Shareholder Services" for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B shareholders will be reduced by the expenses borne solely by this class, such as the higher distribution fee to which Class B shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares. It is important that investors understand that the primary purpose of the CDSC and distribution fee for Class B shares is the same as the purpose of the front-end sales charge on sales of Class A shares:
to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee.

GENERAL

How Much Must You Invest? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send it to Lord Abbett Research Fund, Inc. -- Small-Cap Series (P.O. Box 419100, Kansas City, Missouri 64141). The minimum initial investment is $1,000 except for Invest-A-Matic and Div-Move ($250 initial and $50 subsequent minimum) and Retirement Plans ($250 minimum). See "Shareholder Services". For information regarding the proper form of a purchase or redemption order, call the Fund at 800-821-5129. This offering may be suspended, changed or withdrawn. Lord Abbett Distributor reserves the right to reject any order. The net asset value of our shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE") by dividing net assets by the number of shares outstanding. Securities are valued at their market value as more fully described in the Statement of Additional Information.

Buying Shares Through Your Dealer. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the applicable public offering price effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the applicable public offering price effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares during such periods, or pay an additional concession to a dealer who, during a specified period, sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Lord Abbett Distributor may, from time to time, implement promotions under which Lord Abbett Distributor will pay a fee to dealers with respect to certain purchases not involving imposition of a sales charge. Additional payments may be paid from Lord Abbett Distributor's own resources and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at resorts or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments will include payment of various business expenses of the dealer. In selecting dealers to execute portfolio transactions for the Series' portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

Buying Class A Shares. The offering price of Class A shares is based on the per-share net asset value next computed after your order is accepted plus a sales charge as follows.


                              Sales Charge as a             Dealer's
                              Percentage of:                Concession
                                                              as a          To Compute
                                             Net            Percentage      Offering
                              Offering       Amount         of Offering     Price, Divide
        Size of Investment    Price          Invested       Price           NAV by

        Less than $50,000       5.75%        6.10%          5.00%          .9425
        $50,000 to $99,999      4.75%        4.99%          4.00%          .9525
        $100,000 to $249,999    3.75%        3.90%          3.25%          .9625
        $250,000 to $499,999    2.75%        2.83%          2.25%          .9725
        $500,000 to $999,999    2.00%        2.04%          1.75%          .9800
        $1,000,000 or more      No Sales Charge             1.00%*        1.0000

*Authorized institutions receive concessions on purchases made by a retirement plan or other qualified purchaser within a 12-month period (beginning with the first net asset value purchase) as follows: 1.00% on purchases of $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% on purchases over $50 million. See Class A Rule 12b-1 Plan below.

Class A Share Volume Discounts. This section describes several ways to qualify for a lower sales charge when purchasing Class A shares if you inform Lord Abbett Distributor or the Fund that you are eligible at the time of purchase.
(1) Any purchaser (as described below) may aggregate a Class
A share purchase in the Series with any share purchases of any other eligible Lord Abbett-sponsored fund, together with the current value at maximum offering price of any shares in the Series and in any eligible Lord Abbett-sponsored funds held by the purchaser. (Holdings in the following funds are not eligible for the above rights of accumulation: Lord Abbett Equity Fund ("LAEF"), Lord Abbett Series Fund ("LASF"), any series of the Fund not offered to the general public ("LARF") and Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"), except for holdings in GSMMF which are attributable to any shares exchanged from a Lord Abbett-sponsored fund.) (2) A purchaser may sign a non-binding 13-month statement of intention to invest $50,000 or more in any Class A shares of the Series or in any of the above eligible funds. If the intended purchases are completed during the period, the total amount of your intended purchases of any shares will determine the reduced sales charge rate for the Class A shares purchased during the period. If not completed, each Class A share purchase will be at the sales charge for the aggregate of the actual share purchases. Shares issued upon reinvestment of dividends or distributions are not included in the statement of intention. The term "purchaser" includes
(i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code -- more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

Class A Share Net Asset Value Purchases. Our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett Distributor who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of any national securities trade organization to which Lord Abbett or Lord Abbett Distributor belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee).

The terms "directors" and "employees of Lord Abbett" also include other family members and retired directors and employees. Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions on Class A shares of other Lord Abbett-sponsored funds, except for dividends and distributions on shares of LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our Class A shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions ("mutual fund wrap fee programs"), (e) by employees, partners and owners of unaffiliated consultants and advisers to Lord Abbett, Lord Abbett Distributor or

Lord Abbett-sponsored funds who consent to such purchase if such persons provide services to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees and (g) subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett Distributor or Lord Abbett (other than a money market fund), if such redemptions have occurred no more than 60 days prior to the purchase of our Class A shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares. Lord Abbett Distributor may suspend or terminate the purchase option referred to in (g) above at any time.

Our Class A shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company.

Class A Rule 12b-1 Plan. The Fund has adopted on behalf of the Series a Class A share Rule 12b-1 Plan (the "A Plan") which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class A shareholder accounts and otherwise to encourage those accounts to remain invested in the Series and (b) to sell Class A shares of the Series. Under the A Plan, in order to save on the expense of shareholders meetings and to provide flexibility to the Board of Directors, the Board, including a majority of the outside directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, is authorized to approve annual fee payments from our Class A assets of up to 0.50 of 1% of the average net of such assets consisting of distribution and service fees, each at a maximum annual rate not exceeding 0.25 of 1% (the "Fee Ceiling").

Under the A Plan, the Board has approved payments by the Series to Lord Abbett Distributor which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of .25% of the average daily net asset value of the Class A shares serviced by authorized institutions; (2) a one-time distribution fee of up to 1% (reduced according to the following schedule: 1% of the first $5 million, .55% of the next $5 million, .50% of the next $40 million and .25% over $50 million), payable at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale (i) at the $1 million level by authorized institutions, including sales qualifying at such level under the rights of accumulation and statement of intention privileges; or (ii) through Retirement Plans with at least 100 eligible employees. In addition, the Board has approved for those authorized institutions which qualify, a supplemental annual distribution fee equal to .10% of the average daily net asset value of the Class A shares serviced by authorized institutions which have a satisfactory program for the promotion of such shares comprising a significant percentage of the Class A assets, with a lower than average redemption rate. Institutions and persons permitted by law to receive such fees are "authorized institutions".

Under the A Plan, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class A shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A shares. Any such payments are subject to the Fee Ceiling. Any payments under that Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions.

Holders of Class A shares on which the 1% sales distribution fee has been paid will be required to pay to the Series on behalf of its Class A shares a CDSC of 1% of the original cost or the then net asset value, whichever is less, of all Class A shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred. (An exception is made for redemptions by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions.) If the Class A shares have been exchanged into another Lord Abbett-sponsored fund and are thereafter redeemed out of the Lord Abbett family of funds on or before the end of such twenty-fourth month, the charge will be collected for the Series' Class A shares by the other fund. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed for cash before the sixth anniversary of their purchase, a CDSC normally will be deducted from the redemption proceeds. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The CDSC is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B CDSC is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. See "Class B Rule 12b-1 Plan" below.

To determine whether the CDSC applies to a redemption, the Series redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held until the sixth anniversary of their purchase or later, and (3) shares held the longest before the sixth anniversary of their purchase.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule.

Anniversary
of the Day on                 Contingent Deferred
Which the Purchase            Sales Charge on
Order Was Accepted            Redemptions
                              (As % of Amount
On      Before                Subject to Charge)
        1st                   5.0%
1st     2nd                   4.0%
2nd     3rd                   3.0%
3rd     4th                   3.0%
4th     5th                   2.0%
5th     6th                   1.0%
on or after the               None
6th anniversary

In the table, an "anniversary" is the 365th day subsequent to a purchase or a prior anniversary. All purchases are considered to have been made on the business day the purchase was made. See "Buying Shares Through Your Dealer" above.

If Class B shares are exchanged into the same class of another Lord Abbett-sponsored fund and the new shares are subsequently redeemed for cash before the sixth anniversary of the original purchase, the CDSC will be payable on the new shares on the basis of the time elapsed from the original purchase. The Series will collect such a charge for other Lord Abbett-sponsored funds in a similar situation.

Waiver of Class B Sales Charges. The Class B CDSC will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below.

The Class B CDSC will be waived for redemptions of shares (i) in connection with the Systematic Withdrawal Plan and Div-Move services, as described in more detail under "Shareholder Services" below, (ii) by Retirement Plans due to any benefit payment such as Plan loans, hardship withdrawals, death, retirement or separation from service with respect to plan participants or the distribution of any excess contributions, (iii) in connection with mandatory distributions under 403(b) plans and individual retirement accounts and (iv) in connection with the death of the the shareholder in a non-Retirement Plan situation.

Class B Rule 12b-1 Plan. The Fund has adopted on behalf of the Series a Class B share Rule 12b-1 Plan (the "B Plan") under which except as to certain accounts for which tracking data is not available) the Series periodically pays Lord Abbett Distributor (i) an annual service fee of 0.25 of 1% of the average daily net asset value of the Class B shares and (ii) an annual distribution fee of
0.75 of 1% of the average daily net asset value of the Class B shares that are outstanding for less than 8 years. Lord Abbett Distributor uses the service fee to compensate authorized institutions for providing personal services for accounts that hold Class B shares. Those services are primarily similar to those provided under the A Plan, described above.

Lord Abbett Distributor pays an up-front payment to authorized institutions totaling 4%, consisting of 0.25% for service and 3.75% for a sales commission as described below.
Lord Abbett Distributor pays the 0.25% service fee to authorized institutions in advance for the first year after Class B shares have been sold by the authorized institutions. After the shares have been held for a year, Lord Abbett Distributor pays the service fee on a quarterly basis. Lord Abbett Distributor is entitled to retain such service fee payable under the B Plan with respect to accounts for which there is no authorized institution of record or for which such authorized institution did not qualify. Although not obligated to do so, Lord Abbett Distributor may waive receipt from the Series of part of all of the service fee payments.

The 0.75% annual distribution fee is paid to Lord Abbett Distributor to compensate it for its services rendered in connection with the distribution of Class B shares, including the payment and financing of sales commissions. Although Class B shares are sold without a front-end sales charge, Lord Abbett Distributor pays authorized institutions responsible for sales of Class B shares a sales commission of 3.75% of the purchase price. This payment is made at the time of sale from Lord Abbett Distributor's own resources. Lord Abbett has made arrangements to finance these commission payments, which arrangements include non-recourse assignments by Lord Abbett Distributor to the financing party of such distribution and CDSC payments which are made to Lord Abbett Distributor by shareholders who redeem their Class B shares within six years of their purchase.

The distribution fee and CDSC payments described above allow investors to buy Class B shares without a front-end sales charge while allowing Lord Abbett Distributor to compensate authorized institutions that sell Class B shares. The CDSC is intended to supplement Lord Abbett Distributor's reimbursement for the commission payments it has made with respect to Class B shares and its related distribution and financing costs. The distribution fee payments are at a fixed rate and the CDSC payments are of a nature that, during any year, both forms of payment may not be sufficient to reimburse Lord Abbett Distributor for its actual expenses. The Series is not liable for any expenses incurred by Lord Abbett Distributor in excess of (i) the amount of such distribution fee payments to be received by Lord Abbett Distributor and (ii) unreimbursed distribution expenses of Lord Abbett Distributor incurred in a prior plan year, subject to the right of the Board of Directors or shareholders to terminate the B Plan. Over the long-term the expenses incurred by Lord Abbett Distributor are likely to be greater than such distribution fee and CDSC payments. Nevertheless, there exists a possibility that for a short-term period Lord Abbett Distributor may not have sufficient expenses to warrant reimbursement by receipt of such distribution fee payments. Although Lord Abbett Distributor undertakes not to make a profit under the B Plan, the B Plan is considered a compensation plan (i.e., distribution fees are paid regardless of expenses incurred) in order to avoid the possibility of Lord Abbett Distributor not being able to receive distribution fees because of a temporary timing difference between its incurring expenses and receipt of such distribution fees.

Automatic Conversion of Class B Shares. On the eighth anniversary of your purchase of Class B shares, those shares will automatically convert to Class A shares. This conversion relieves Class B shareholders of the higher annual distribution fee that applies to Class B shares under the Class B Rule 12b-1
Plan. The conversion is based on the relative net asset value of the two classes, and no sales charge or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions will also convert to Class A shares on a pro rata basis. The conversion feature is subject to the continued availability of an opinion of counsel or of a tax ruling described in "Purchases, Redemptions and Shareholder Services" in the Statement of Additional Information.

6    SHAREHOLDER SERVICES

We offer the following shareholder services:
Telephone Exchange Privilege: Shares may be exchanged, without a service charge:
(a) for shares of the same class of any other Lord Abbett-sponsored fund except for (i) LAEF, LARF and LASF and (ii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale and (b) for shares of any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria (together, "Eligible Funds").

You or your representative with proper identification can instruct the Fund to exchange uncertificated shares (held by the transfer agent) by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-821-5129) prior to the close of the NYSE to obtain each fund's net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

Systematic Withdrawal Plan ("SWP"): Except for Retirement Plans for which there is no such minimum, if the maximum offering price value of your uncertificated shares is at least $10,000, you may have periodic cash withdrawals automatically paid to you in either fixed or variable amounts. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of either the current net asset value of your account or your original purchase price, whichever is higher. For Class B shares (over 12% per year), redemption proceeds due to a SWP will be derived from the following sources in the order listed: (1) shares acquired by reinvestment of dividends and capital gains, (2) shares held for six years or more (Class B); and (3) shares held the longest before the sixth anniversary of their purchase (Class B). Shareholders should be careful in establishing a SWP at the 12% level, especially to the extent that such a withdrawal exceeds the annual total return for a class, in which case, the shareholder's original principal will be invaded and, over time, may be depleted.

Div-Move: You can invest the dividends paid on your account ($50 minimum investment) into an existing account in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. Such dividends are not subject to a CDSC. You should read the prospectus of the other fund before investing.

Invest-A-Matic: You can make fixed, periodic investments ($50 minimum investment) into the Series and/or any Eligible Fund by means of automatic money transfers from your bank checking account. You should read the prospectus of the other fund before investing.

Retirement Plans: Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including
Simplified Employee Pensions), 403(b) plans and pension and profit-sharing plans, including 401(k) plans.

Householding: A single copy of an annual or semi-annual report will be sent to an address to which more than one registered shareholder of the Fund with the same last name has indicated mail is to be delivered, unless additional reports are specifically requested in writing or by telephone.

All  correspondence  should be directed to the  Small-Cap  Series of Lord Abbett
Research   Fund,   Inc.  (P.O.  Box  419100,   Kansas  City,   Missouri   64141;
800-821-5129).

7    OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors with the advice of Lord Abbett. We employ Lord Abbett as investment manager pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 65 years and currently manages approximately $19 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett provides the Fund with investment management services and executive and other personnel, pays the remuneration of our officers and of our directors affiliated with Lord Abbett, provides us with office space and pays for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of our portfolio and certain other costs. Lord Abbett provides similar services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. Robert P. Fetch, a Lord Abbett employee since August 1995, is primarily responsible for the day-to-day management of the Series and has been since its inception. Prior to joining Lord Abbett, Mr. Fetch was a Managing Director of Prudential Investment Advisors. Under the Management Agreement, the Series is obligated to pay Lord Abbett a monthly fee based on its average daily net assets for each month at the annual rate of .75%. Although this management fee was waived by

Lord Abbett for the period from December 13, 1995 (commencement of operations) to May 31, 1996, the effective fee payable to Lord Abbett by the Series as a percentage of average daily net assets is expected to be at the annual rate of 0.75% for the fiscal year following commencement of the offering of the Series to the general public. In addition, we pay all expenses not expressly assumed by Lord Abbett. The Series' ratio of expenses, including management fee expenses, to average net assets for such six month period is expected to be 1.70% and 2.20% for Class A shares and Class B shares, respectively.

8    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

Dividends from taxable net investment income may be taken in cash or reinvested in additional shares at net asset value (without a sales charge) and may be paid to shareholders quarterly in March, June, September and December.

If you elect a cash payment (i) a check will be mailed to you as soon as possible after the monthly reinvestment date or (ii) if you arrange for direct deposit, your payment will be wired directly to your bank account within one day after the payable date.

A long-term capital gains distribution is made when we have net profits during the year from sales of securities which we have held more than one year. If we realize net short-term capital gains, they also will be distributed. Any capital gains distribution will be made in December and may be taken in cash or reinvested in more shares at net asset value without a sales charge.

Supplemental dividends and distributions also may be paid in December. Dividends and distributions declared in October, November or December of any year to shareholders of record as of a date in such a month will be treated for federal income tax purposes as having been received by shareholders in that year if they are paid before February 1 of the following year.

We intend to continue to meet the requirements of Subchapter M of the Internal Revenue Code. We try to distribute to shareholders all our net investment income and net realized capital gains, so as to avoid the necessity of the Fund paying federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Distributions derived from net long-term capital gains which are designated by the Fund as "capital gains dividends" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares. Under current law, net long-term capital gains of individuals and corporations are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation pending as of the date of this Prospectus, would have the effect of reducing the federal income tax rate on capital gains.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption proceeds (including the value of shares exchanged into another Lord Abbett-sponsored fund), and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications. We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year. Shareholders should consult their tax advisers concerning applicable state and local taxes as well as the tax consequences of gains or losses from the redemption or exchange of our shares.

9    REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you do not qualify for the expedited redemption procedures described above to redeem shares directly, send your request to the Small-Cap Series of Lord Abbett Research Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor, accompanied by any certificates for shares to be redeemed and other required documentation. We will make payment of the net asset value of the shares on the date the redemption order was received in proper form. Payment will be made within three days. The Fund may suspend the right to redeem shares for not more than seven days or longer under unusual circumstances as permitted by Federal law. If you have purchased Fund shares by check and subsequently submit a redemption request, redemption proceeds will be paid upon clearance of your purchase check, which may take up to 15 days. To avoid delays you may arrange for the bank upon which a check was drawn to communicate to the Fund that the check has cleared. Shares also may be redeemed by the Fund at net asset value through your securities dealer who, as an unaffiliated dealer, may charge you a fee. If your dealer receives your order prior to the close of the NYSE and communicates it to Lord Abbett Distributor, as our agent, prior to the close of Lord Abbett Distributor's business day, you will receive the net asset value as of the close of the NYSE on that day. If the dealer does not communicate such an order to Lord Abbett until the next business day, you will receive the net asset value as of the close of the NYSE on that next business day.

Shareholders who have redeemed their shares have a one-time right to reinvest, into another account having the identical registration, in any of the Eligible Funds at the then applicable net asset value (i) without the payment of a sales charge or (ii) with reimbursement for the payment of any CDSC. Such reinvestment must be made within 60 days of the redemption and is limited to no more than the amount of the redemption proceeds.

Under certain circumstances and subject to 30 days' prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares, resulting from redemption or exchange not market action.

10   PERFORMANCE

The Small-Cap Series completed its abbreviated first half of its fiscal year on May 31, 1996 with a net asset value of $11.98, which was 19.80% higher than the $10.00 net asset value at its start-up on December 13, 1995. Net assets in the Small-Cap Series now total more than $5.1 million.

The first five months after the Series commenced operations, saw stock market averages hover near all-time highs, despite weakness in the bond markets. The Series was heavily weighted in industrials and technology stocks; technology was the best performing sector over the period. Going forward the Series' performance will continue to be driven by individual stock selection.

Total Return. Total return for the one-, five- and ten-year periods represents the average annual compounded rate of return on an investment of $1,000 in the Fund at the maximum public offering price. When total return is quoted for Class A shares, it includes the payment of the maximum initial sales charge. When total return is shown for Class B shares, it reflects the effect of the applicable CDSC. Total return also may be presented for other periods or based on investments at reduced sales charge levels or net asset value. Any quotation of total return not reflecting the maximum sales charge (front-end, level, or back-end) would be reduced if such sales charge were used. Quotations of total return for any period when an expense limitation is in effect will be greater than if the limitation had not been in effect. See "Past Performance" in the Statement of Additional Information for a more detailed discussion of the computation of the Series' total return.

This Prospectus does not constitute an offering in any jurisdiction in which such offer is not authorized or in which the person making such offer is not qualified to do so or to anyone to whom it is unlawful to make such offer.

No person is authorized to give any information or to make any representations not contained in this Prospectus or in supplemental sales material authorized by the Fund and no person is entitled to rely upon any information or representation not contained herein or therein.

Investment Manager and Distributor
Lord, Abbett & Co. and Lord, Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend
Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche llp
Counsel

Debevoise & Plimpton Printed in the U.S.A.
LARF-1-796

LORD ABBETT RESEARCH FUND, INC.
THE GENERAL MOTORS BUILDING
767 FIFTH AVENUE
NEW YORK, NY 10153-0203
800-426-1130

THE MID-CAP SERIES ("MID-CAP SERIES", OR THE"SERIES") IS A DIVERSIFIED SEPARATE SERIES OF LORD ABBETT RESEARCH FUND, INC. ("WE" OR THE "FUND"), AN OPEN-END MANAGEMENT INVESTMENT COMPANY INCORPORATED IN MARYLAND ON APRIL 6, 1992. THE FUND CURRENTLY CONSISTS OF THREE SERIES. ONLY SHARES OF THE MID-CAP SERIES ARE BEING OFFERED IN THIS PROSPECTUS.

THE MID-CAP SERIES' INVESTMENT OBJECTIVE IS TO SEEK CAPITAL APPRECIATION THROUGH INVESTMENTS PRIMARILY IN EQUITY SECURITIES WHICH ARE BELIEVED TO BE UNDERVALUED IN THE MARKETPLACE. IN ITS SEARCH FOR VALUE, THE MID-CAP SERIES SEEKS COMPANIES WHICH ARE PRIMARILY MIDDLE-SIZED, BASED ON THE VALUE OF THEIR OUTSTANDING STOCK. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL ACHIEVE ITS OBJECTIVE.
THE DIRECTORS MAY PROVIDE FOR ADDITIONAL SERIES FROM TIME TO TIME. WITHIN EACH SERIES, THE FREELY TRANSFERABLE SHARES WILL HAVE EQUAL RIGHTS WITH RESPECT TO DIVIDENDS, ASSETS, LIQUIDATION AND VOTING.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE SERIES THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND AND THE SERIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE. THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING TO THE FUND OR BY CALLING THE FUND AT 800-874-3733. ASK FOR "PART B OF THE PROSPECTUS -- THE STATEMENT OF ADDITIONAL INFORMATION".

THE DATE OF THIS PROSPECTUS, AND THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION, IS OCTOBER __, 1996.

PROSPECTUS

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS. SHAREHOLDER INQUIRIES SHOULD BE MADE IN WRITING TO THE FUND OR BY CALLING 800-821-5129. YOU CAN ALSO MAKE INQUIRIES THROUGH YOUR BROKER-DEALER.

CONTENTS        PAGE

        1       Investment Objectives   2
        2       Fee Table               2
        3       Financial Highlights    2
        3       How We Invest           2
        4       Purchases               8
        5       Our Management          8
        6       Dividends, Capital Gains
                Distributions and Taxes 9
        7       Redemptions             10
        8       Performance             10


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
THE SERIES IS SOLD ONLY IN NEW YORK.

1    INVESTMENT OBJECTIVE

The investment objective of the Mid-Cap Series is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

2    FEE TABLE

A summary of expenses of the Series is set forth in the table below in order to provide a better understanding of such expenses. The example is not a representation of past or future expenses. Actual expenses may be more or less than those shown.

Shareholder Transaction Expenses Mid-Cap (as a percentage of offering price) Series Maximum Sales Load(1) on Purchases (See "Purchases") None Redemption Fee None Annual Fund Operating Expenses (as a percentage of average net assets) Management Fees (See "Our Management") .00%(2) 12b-1 Fees None Other Expenses (See "Our Management") .00%(2) Total Operating Expenses .00%(2)

Example: Assume annual return of the Series is 5% and there is no change in the level of expenses described below. For a $1,000 investment, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

                    1 year(3)               3 years(3)

Mid-Cap Series      $0                       $0

(1)Sales "load" is referred to as sales "charge" throughout this Prospectus.

(2)Although not obligated to, Lord, Abbett & Co. intends to waive its management fee and subsidized the expenses of the Series. The management fee for the Series would be .75% and other expenses are estimated to be .40% (for total estimated operating expenses of 1.15%) for the Series for the full year after its commencement of operations, absent such waiver and subsidy.

(3)These figures reflect a management fee waiver and expense subsidy from Lord, Abbett & Co. These expenses without such waiver and subsidy are estimated to be $12 and $37, respectively.

3    FINANCIAL HIGHLIGHTS

The following table for the period ended November 30, 1995 has been audited by Deloitte & Touche LLP, independent public accountants, in connection with their annual audit of the Series' Class A share Financial Statements, whose report thereon is incorporated by reference in the Statement of Additional Information and may be obtained upon request, and has been included herein in reliance upon their authority as experts in auditing and accounting. The following table for the six months ended May 31, 1996 has not been audited by Deloitte & Touche LLP.



                                                For the Six     For the Period August 1, 1995
Per Class A Share+ Operating                    Months Ended    (Commencement of Operations)
Performance:                                    May 31, 1996    to November 30, 1995

Net asset value, beginning of period              $10.18             $10.00
Income from Investment Operations
Net investment income++                              .15*               .10*
Net realized and unrealized gain on investments      .97                .08
Total from investment operations                    1.12                .18
Distributions
Dividends from net investment income                (.12)               --
Net realized gain from security transactions        (.02)               --
Net asset value, end of period                     11.16              10.18
Total Return                                       11.09%              1.80%*
Ratios/Supplemental Data:
Net assets, end of period (000)                    $1,105              $968
Ratios to Average Net Assets:
Expenses, including waiver                           .00%*            0.00%*
Expenses, excluding waiver                          1.24%*            1.20%*
Net investment income                               1.38%*            1.04%*
Portfolio turnover rate                            14.82%             1.55%

* Not Annualized
+ See Notes to Financials
++ Net of management fee waiver and expenses assumed.

4    HOW WE INVEST

The Mid-Cap Series invests primarily in common stocks (including securities convertible into common stocks) of mid-cap companies, defined for this purpose as companies whose outstanding equity securities have an aggregate market value of between $200 million and $5 billion. Under normal circumstances, at least 65% of the Series' total assets will consist of investments made in mid-cap companies, determined at the time of purchase. Stocks are selected based on capital appreciation potential, without regard to current income, utilizing a value-based, disciplined investment process that seeks to identify and invest in undervalued securities. This investment process consists of three steps.

First, quantitative research is used to identify a universe of stocks which are relatively undervalued in comparison to other similar investments. From this universe of stocks the most attractive companies are set aside as candidates for further analysis.

In the second step of the process, fundamental research seeks to identify candidates likely to produce attractive investment returns over a six to twelve month time period. This is done, for example, by analyzing the key elements of each company's profitability, such as the company's competitive position, its strategies for improving returns to shareholders, and the probability of management's success based on past experience.

The third part of the investment process is an analysis of the company's prospects in view of our economic outlook for a standard time period. This outlook is developed periodically throughout the year, taking into consideration, for example, such factors as (i) the level and direction of inflation, interest rates, and general economic activity and (ii) government monetary and fiscal policies.

The investment portfolio of the Mid-Cap Series will be diversified among many issuers representing many different industries. The portfolio of the Mid-Cap Series reflects the collective judgment of the Research Department of Lord, Abbett & Co. ("Lord Abbett") as to what securities represent the greatest long-term investment value pursuant to the Mid-Cap Series' investment objective and policies. At the time of purchase, securities selected for the Mid-Cap Series' portfolio may be largely neglected by the investment community or, if widely followed, they may be out of favor.

Mid-Cap Series may deal in options on securities, and securities indexes, and financial futures transactions, including options on financial futures. Mid-Cap Series may write (sell) covered call options and secured put and call options provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options.

Mid-Cap Series is not currently employing any of the options and financial futures transactions described above.

OTHER POLICIES.

Foreign Investments. Up to 35% of the Series' net assets (at the time of investment) may be invested in securities (of the type described above) which are primarily traded in foreign countries. See "Risk Factors" below.

Foreign Currency Hedging Techniques. The Series may utilize various foreign currency hedging techniques described below. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Series may enter into forward foreign currency contracts in primarily two circumstances. First, when the Series desires to "lock in" the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

Second, when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency or, in the alternative, the Series may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the currency which the portfolio securities are denominated in if such securities are sold) which it expects to decline in a similar manner but which has a lower transaction cost. Precise matching of the forward contract and the value of the securities involved will generally not be possible.

The Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets (O-T-C options are generally less liquid and involve issuer credit risk). A put option gives the Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such foreign currency put options will not exceed 5% of the net assets of the Series.

Unlisted options together with other illiquid securities may comprise no more than 15% of the Series' net assets.

A foreign currency call option written by the Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing or cross-hedging (described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Series to cover such call writing or (b) to be crossed.

The Series may invest up to 15% of its net assets in illiquid securities. Securities determined by the Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A will not be subject to this limit. Investments by the Series in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Series' liquidity during periods of decreased market interest in such securities. Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

The Series may engage in (a) investing in closed-end investment companies, (b) investing in straight bonds or other debt securities, including lower rated, high-yield bonds, (c) lending of its portfolio securities to broker-dealers on a secured basis and (d) investing in rights and warrants to purchase securities (included within these purchases but not exceeding 2% of the value of its assets, may be warrants which are not listed on the New York or American Stock Exchanges), but the Series has the present intention to commit more than 5% of gross assets to any one of these four identified practices. The Series will invest more than 5% of its assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds.

The  Series  will  not  borrow  money,   except  as  a  temporary   measure  for
extraordinary or emergency purposes and then not in excess of 5% of its gross assets at the lower of cost or market value.

For temporary defensive purposes or to create reserve purchasing power pending other investments, the Series may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government of the type normally owned by a money market fund.

The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss.

The Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering other liquid high-grade debt obligations having a value equal to or greater than the Series' purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.

The Series may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Series owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Series' net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be make primarily to defer realization of gain or loss for federal tax purposes. The Series does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid".

The Series will not change its investment objective without shareholder approval. If the Series determines that its objective can best be achieved by a substantive change in investment policy or strategy, the Series may make such a change without shareholder approval by disclosing it in the prospectus.

Risk Factors.  If the Series remains small,  there is risk that  redemptions may
(a) cause portfolio securities to be sold prematurely (at a loss or gain, depending upon the circumstances) or (b) hamper or prevent a contemplated portfolio security purchase.

Foreign Securities. Securities markets of foreign countries in which the Series may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than generally is the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit to shareholders and different securities settlement practices. Foreign securities may be traded on days that the Series does not value its portfolio securities, and, accordingly, the Series' net asset value may be significantly affected.

Under normal circumstances, the Series will invest primarily in common stocks, and/or securities convertible into common stocks, which subjects the Series to market risk, that is, the possibility that common stock prices will decline over short or even extended periods. Although Mid-Cap Series invests primarily in middle-sized companies, it also may invest, from time to time, in stocks of large-sized and small-sized companies guided by the policies mentioned above. Small capitalized companies may offer significant appreciation potential. However, smaller companies may carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and this may make them more susceptible to setbacks or economic downturns. Small capitalized companies may be more volatile in price, normally have fewer shares outstanding and these shares trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. In many instances the securities of smaller companies are traded over the counter and may not be traded in the volume typical on a national securities exchange.

5    PURCHASES

The Series' shares may only be purchased by employees and partners of Lord Abbett, directors (trustees) of Lord Abbett-managed funds and spouses and other family members of such employees, partners and directors (trustees). All shares may be purchased at the net asset value per share next computed after the order is received by Lord Abbett. For the Series the minimum initial investment is $1,000. Subsequent investments may be made in any amount. Place your order with Lord Abbett or send it to Mid-Cap Series of the Lord Abbett Research Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141).

The net asset value of the Series' shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE"), by dividing net assets by shares outstanding. Securities in the Series' portfolio are valued at their market value as more fully described in the Statement of Additional Information. A business day is a day on which the NYSE is open for trading. We are not obligated to maintain the offering or its terms and the offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order. Certificates representing shares of the Series will not be issued. This will relieve shareholders of the responsibility and inconvenience of safekeeping share certificates and save the Fund unnecessary expense. If you have any questions, call the Fund at 800-821-5129.

Telephone Exchange Privilege: Shares may be exchanged, without a service charge, for those of any other Lord Abbett-sponsored fund except for (i) Lord Abbett Equity Fund, (ii) Lord Abbett Series Fund and (iii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale (together, "Eligible Funds"). You or your representative with proper identification can instruct the Fund to exchange shares by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-521-5315) prior to the close of the NYSE to obtain each fund's net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange.

Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

7    OUR MANAGEMENT

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors with the advice of Lord Abbett (herein referred to as "management"). We employ Lord Abbett as investment manager for the Series pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 65 years and currently manages approximately $20 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett is obligated to provide the Series with investment management services and executive and other personnel, pay the remuneration of our officers and of our directors affiliated with Lord Abbett, provide us with office space and pay for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of the Series' portfolio and certain other costs. Lord Abbett provides similar services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. John J. Walsh, Jr., Lord Abbett partner for over five years, is primarily responsible for the day-to-day management of the

Mid-Cap Series and has been since inception. Mr. Walsh delegates management duties with respect to the Mid-Cap Series to a committee consisting, at any time, of three Lord Abbett employees from the Research Department. The members of the committee, who also may be officers of the Fund, have staggered terms to assure continuity and a forum for different judgments as to what securities represent the greatest investment value for the Mid-Cap Series.

Under the Management Agreement, the Series is obligated to pay Lord Abbett a monthly fee based on its average daily net assets for each month at the annual rate of .75%. This fee is higher than that used for most mutual funds. Because Lord Abbett intends to waive the payment of the management fee, for the year after commencement of operations of the Series, the effective fee payable to Lord Abbett by the Series as a percentage of average daily net assets is expected to be at the annual rate of zero percent for such period. In addition, we pay all expenses not expressly assumed by Lord Abbett. The Series' ratio of expenses, including management fee expenses, to average net assets for such one-year period is expected to be zero percent.

8    DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


With respect to the Series, dividends from taxable net investment income may be taken in cash or invested in additional shares at net asset value (without a sales charge) and will be paid to shareholders annually in December.

A long-term capital gains distribution is made when the Series has net profits during the year from sales of securities which it has held more than one year. If the Series has realized net short-term capital gains, they also will be distributed. Any capital gains distributions will be made annually in December. They may be taken in cash or invested in more shares at net asset value without a sales charge.

Dividends and distributions declared in October, November or December of any year will be treated for federal income tax purposes as having been received by shareholders of the Series in that year if they are paid before February 1 of the following year. A supplemental capital gains distribution also may be paid in December.

The Series intends to meet the requirements of Subchapter M of the Internal Revenue Code. The Series will try to distribute to shareholders all of its net investment income and net realized capital gains, so as to avoid the necessity of paying federal income tax. Shareholders, however, must report dividends and capital gains distributions as taxable income. Distributions derived from net long-term capital gains which are designated by us as "capital gains distributions" will be taxable to shareholders as long-term capital gains, whether received in cash or shares, regardless of how long a taxpayer has held the shares of the Series. Under current law, net long-term capital gains of individuals and corporations are taxed at the rates applicable to ordinary income, except that the maximum rate for long-term capital gains for individuals is 28%. Legislation is pending in Congress as of the date of this Prospectus, would have the effect of reducing the federal income tax rate on capital gains.

Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.
Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options, forward contracts and cross hedges.

We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year.
Shareholders should consult their tax advisers concerning applicable state and local taxes as well as on the tax consequences of gains or losses from the redemption or exchange of our shares.

9    REDEMPTIONS

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. This privilege is automatically extended to all shareholders. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine with respect to the Fund and, therefore, will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

If you cannot use the expedited redemption procedures described above to redeem shares directly, send your request to Mid-Cap Series of the Lord Abbett Research Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor.

Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

10   PERFORMANCE

Lord Abbett Research Fund - Mid-Cap Series completed the first half of its fiscal year on May 31, 1996. The Series' net asset value was $11.16 per share versus $10.16 six months age (the latter figure has been adjusted to reflect distributions totalling $.02 paid to shareholders on December 29, 1995). Over the period the Series produced a total return of 11.1%.

During the period the Series was essentially sector-neutral relative to the unmanaged S&P 500's weightings with two exceptions: the Series was overweighted in financial stocks (mainly banks and insurance companies) and consumer cyclical stocks (which tend to rise when the economy is expanding and fall when the economy slows down).

Total Return. We calculate our average annual total return for the Series for a given period by determining an annual compounded rate that would cause the hypothetical initial investment made on the first day of the period to equal the ending redeemable value. The calculation assumes for the period a $1,000 hypothetical initial investment in the Series, the reinvestment of all income and capital gains distributions on the reinvestment dates at the prices calculated as stated in the Prospectus, and a complete redemption at the end of the period to determine the ending redeemable value. Further information about the Series' performance will be in its annual report to shareholders which may be obtained without charge.

Underwriter and Distributor
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Transfer Agent and Dividend Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                            OCTOBER 31, 1996


                         LORD ABBETT RESEARCH FUND, INC.
                                SMALL-CAP SERIES

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated October 31, 1996.

Small-Cap Series (the "Series" or "we") is a diversified separate series of Lord Abbett Research Fund, Inc. (sometimes referred to as the "Fund") which was incorporated under Maryland law on April 6, 1992. As of October 30, 1996, our 50,000,000 shares of authorized capital stock consist of two classes (A and B), $0.001 par value. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. Prior to October 30, 1996, we had only one class of shares, which class is now designated Class A. The Class A and B shares will be offered to the general public for the first time on or about November 15, 1996. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Investment Company Act of 1940, as amended (the "Act") provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through Lord Abbett Distributor LLC.

          TABLE OF CONTENTS                                            PAGE

 1.       Investment Policies                                          2

 2.       Directors and Officers                                       8

 3.       Investment Advisory and Other Services                       10

 4.       Portfolio Transactions                                       11

 5.       Purchases, Redemptions
          and Shareholder Services                                     12

 6.       Past Performance                                             18

 7.       Taxes                                                        18

 8.       Information About The Fund                                   20

 9.       Financial Statements                                         20

                                       1.
                               Investment Policies

FUNDAMENTAL INVESTMENT RESTRICTIONS
We are subject to the following investment restrictions which cannot be changed without approval of the holders of a majority of our outstanding shares. The Series may not: (1) borrow money, except that (i) the Series may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed),
(ii) the Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and
(iv) the Series may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Series' investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Series, buy securities of one issuer representing more than (i) 5% of the Series' gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Series may not: (1) borrow in excess of 5% of its gross assets taken at cost or market value, whichever is lower at the time of borrowing, and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Series' total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Series' total assets (included within such limitation, but not to exceed 2% of the Series' total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of the Fund's officers, directors, employees, or its investment adviser or any of the Fund's officers, directors, partners or employees, any securities other than shares of the Series' common stock.

For the period from December 13, 1995 (commencement of operations) to May 31, 1996, the portfolio turnover rate was 23.33%.

LENDING OF PORTFOLIO SECURITIES. Although we have no current intention of doing so in the foreseeable future, we may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. We will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan we will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 5% of the value of the Series' gross assets.

REPURCHASE AGREEMENTS. If the Series enters into repurchase agreements as provided in clause (4) above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Series otherwise may invest.

OTHER  INVESTMENT   RESTRICTIONS  (WHICH  CAN  BE  CHANGED  WITHOUT  SHAREHOLDER
APPROVAL)

FOREIGN CURRENCY HEDGING TECHNIQUES. The Series may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. The Series expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency or, in the alternative, the Series may use a cross-hedging technique whereby it sells another currency which the Series expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Series does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

FOREIGN CURRENCY PUT AND CALL OPTIONS. The Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Series' net assets.

A call option written by the Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by the Series or in such cross currency (referred to above) to cover such call writing.

The Fund's custodian will segregate cash or liquid high-grade debt securities belonging to the Series in an amount not less than that required by SEC Release 10666 with respect to the Series' assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Series. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Series' commitments with respect to such written options, forward foreign currency contracts and cross hedges.

LIMITATIONS ON THE SERIES' PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES AND STOCK INDEX FUTURES

The Series may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Series is obligated as a writer. The Series will not (a) write puts having an aggregate exercise price greater than 25% of the Series' total net assets; or (b) purchase (i) put options on stocks not held in the Series portfolio, (ii) put options on stock indices or (iii) call options on stocks or stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Series' total net assets.

SERIES' CALL OPTIONS ON STOCK. The Series may, from time to time, write call options on its portfolio securities. The Series may write only call options which are "covered," meaning that the Series either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Series will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Series writes a call option, the purchaser of the option has the right to buy (and the Series has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Series by the purchaser of the option is the "premium." The Series' obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Series were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

The Series would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Series is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Series may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Series for writing the option.

Generally, the Series intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Series' net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the Series will generally not write listed covered call options when it anticipates that the market values of the Series' portfolio securities will increase.

One reason for the Series to write call options is as part of a "sell discipline." If the Series decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, the Series could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Series would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Series would forego the opportunity to sell the stock at that higher price.

In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the Series, the market price of a stock is overvalued and it should be sold, the Series may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Series will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Series would, in effect, have increased the selling price of the stock. The Series would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

SERIES' PUT OPTIONS ON STOCK. The Series may also write listed put options. If the Series writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

Writing listed put options is a useful portfolio investment strategy when the Series has cash or other reserves available for investment as a result of sales of Series shares or, more importantly, because Fund management believes a more defensive and less fully invested position is desirable in light of market conditions. If the Series wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Series writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Series for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Series would have foregone an opportunity to purchase the stock at a lower price.

If, prior to the exercise of a put option, the Series determines that it no longer wishes to invest in the stock on which the put option had been written, the Series may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

At the time a put option is written, the Series will be required to establish, and will maintain until the put is exercised or has expired, a segregated account with its custodian consisting of cash, short-term U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount the Series will be obligated to pay upon exercise of the put option.

SERIES' STOCK INDEX OPTIONS. Except as describe below, the Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Series writes a call option on a broadly-based stock market index, the Series will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, one or more "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

SEGREGATED ACCOUNTS. If the Series has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighing of the industry or market segment index and will represent at least 50% of the Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Series writes a call on an index which is in-the-money at the time the call is written, the Series will segregate with its custodian or pledge to the broker as collateral cash, short term U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Series has not written a stock call option and which has not been hedged by the Series by the sale of stock index futures. However, if the Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Series in cash, treasury bills or other high-grade short-term obligations in a segregated account with its custodian, it will not be subject to the requirements describe in this paragraph.

SERIES' STOCK INDEX FUTURES. The Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Series' portfolio or which it intends to purchase. The Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series. The Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Series' net assets.

SEGREGATED/MARGIN ACCOUNT. In instances involving the purchase of stock index futures contracts by the Series, an mount of cash or permitted securities equal to the market value of the futures contracts will be deposited in a segregated account with the Series' custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures are unleveraged.

Under regulations of the Commodity Exchange Act, investment companies registered under the Act, are exempt from the definition of "commodity pool operator," provided all of the Series' commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement.

SERIES' RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Series will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Series, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

SERIES' RISKS OF OPTIONS ON INDICES. The Series' purchase and sale of options on indices will be subject to risks described above under "Series' Risk of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Series of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index option also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Series. It is the Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Series will not purchase or sell any index option contract unless and until, in Fund management's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions in no greater than such risk in connection with options on stocks.

SERIES' SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Series cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Series will write call options on indices only under the circumstances described above under "Limitations on the Series' Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures."

Price movements in the Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Series bears the risk that the price of the securities held by the Series may not increase as much as the index. In such event the Series would bear a loss on the call which is not completely offset by movements in the price of the Series' portfolio. It is also possible that the index may rise when the Series' portfolio of stocks does not rise. If this occurred, the Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Series in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

Unless the Series has other liquid assets which are sufficient to satisfy the exercise of a call, the Series would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Series has written a call, there is also a risk that the market may decline between the time the call is written and the time the Series is able to sell stocks in its portfolio. As with stock options, the Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Series would be able to deliver the underlying securities in settlement, the Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options.
For example,
even if an index call which the Series has written is "covered" by an index call held by the Series with the same strike price, the Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Series exercises the call it holds or the time the Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

SERIES' SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

                                       2.
                             Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and director/trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plans described in the Prospectus.

Robert S. Dow, age 51, Chairman and President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 65.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corp, and prior to that, President and Chief Executive Officer of Stouffer Foods Corp., both subsidiaries of Nestle SA, Switzerland. Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 63.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 68.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 58.

No compensation has been paid or accrued for the Fund's directors or officers since the Fund's inception. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the other Lord Abbett-sponsored funds(not the Fund). The fifth column sets forth the total compensation payable by such other funds (not the Fund) to the outside directors.


                   FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995

          (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1995
                                               Accrued by             Retirement Proposed    Total Compensation
                           Aggregate           the Twelve             to be Paid by the      Accrued by the
                           Compensation        Other Lord             Twelve Other Lord      Twelve Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett-     Abbett-sponsored
NAME OF DIRECTOR           the Fund(1)         Funds                  sponsored Funds(2)     Funds(3)
----------------           ----------          -------------------    ------------------     -------------------

E.Thayer Bigelow(4)            None            $9,772                 $33,600                $41,700
Stewart S. Dixon(4)            None            $22,472                $33,600                $42,000
John C. Jansing(4)             None            $28,480                $33,600                $42,960
C. Alan MacDonald4             None            $27,435                $33,600                $42,750
Hansel B. Millican, Jr         None            $24,707                $33,600                $43,000
Thomas J. Neff                 None            $16,126                $33,600                $42,000

1. Prior to the offering of shares of the Series to the general public on August 1, 1995, no compensation was paid to directors of the Series. Commencing on November 15, 1996, the Series will accrue for its shares of compensation for each outside director.

2. Each other Lord Abbett-sponsored fund (not the Fund) has a retirement plan providing that outside directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated would be payable annually under such retirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts accrued in column 3 were accrued by the other Lord Abbett-sponsored funds (not the Fund) during the fiscal year ended November 30, 1995 with respect to the retirement benefits in column 4.

3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in footnote two, accrued by the other Lord Abbett-sponsored funds (not the Fund) during the year ended December 31, 1995.

4. Messrs. Bigelow, Dixon, Jansing and MacDonald were elected directors of the Fund subsequent to the end of the last fiscal year.



Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Cutler, Dow, Foster, Morris, Noelke, Nordberg and Walsh are partners of Lord Abbett; the others are employees: Robert Fetch, age __, Executive Vice President (with Lord Abbett since 1995 - formerly Managing Director of Prudential Investment Advisors); Kenneth B. Cutler, age 64, Vice President and Secretary; Stephen I. Allen, age 43; Zane E. Brown, age 44; Daniel
E. Carper, age 44; Robert S. Dow, age 51; Daria Foster, age 42; Robert G. Morris, age 51, Robert Noelke, age 39; E. Wayne Nordberg, age 58; Paul A. Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 54; Victor W. Pizzolato, age 63; John J. Walsh, age 60, Vice Presidents; and Keith F. O'Connor, age 41, Vice President and Treasurer.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the
"Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of May 31, 1996 our officers and directors as a group owned less than 52% of our outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The ten general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Daria Foster, Robert G. Morris, Robert Noelke, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153- 0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the Series' average daily net assets. During the period from December 13, 1995 (commencement of operations) to May 31, 1996 Lord Abbett waived a management fee of $8,165 and assumed expenses of $3,855.

We are obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10268, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services.
Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received form brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the fiscal period beginning December 13, 1995 (commencement of operations) to May 31, 1996, we paid total commissions to independent broker-dealers of $13,218.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  contained  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The net asset value per share for the Class B shares will be  determined  in the
same  manner  as  for  the  Class  A  shares  (net  assets   divided  by  shares
outstanding). Our Class B shares will be sold at net asset value.

The maximum offering price of our Class A shares on May 31, 1996 was computed as follows:

                                                                     CLASS A
Net asset value per share (net assets divided
by shares outstanding)..............................................$11.98

Maximum offering price per share (net asset
value divided by .9425).............................................$12.71

Our Class B shares will be offered at net asset value.

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor") and subsidiary of Lord Abbett under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

CONVERSION OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS A AND B RULE 12B-1 PLANS. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the two series classes: the "A Plan" and the "B Plan", respectively.
 In adopting
each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective class and such class' shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. The Plans were adopted by the Fund subsequent to its last fiscal year.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its class's outstanding voting securities.

CONTINGENT  DEFERRED SALES CHARGES. A Contingent  Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.

CLASS A SHARES.  As  stated  in the  Prospectus,  a CDSC of 1% is  imposed  with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the Day on                      Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted          on Redemptions (As % of Amount
                                               Subject to Charge)
Before the 1st........................................................5.0%
On the 1st, before the 2nd............................................4.0%
On the 2nd, before the 3rd............................................3.0%
On the 3rd, before the 4th............................................3.0%
On the 4th, before the 5th............................................2.0%
On the 5th, before the 6th ...........................................1.0%
On or after the 6th anniversary........................................None

In the table, an "anniversary" is the 365th day subsequent to the acceptance of a purchase order or a prior anniversary. All purchases are considered to have been made on the business day on which the purchase order was accepted.

GENERAL. Each percentage (1% in the case of Class A shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A and Class B shares is sometimes hereinafter referred to as the "Applicable
Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants in or beneficiaries of employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors.
In the case of Class A shares, the CDSC is received by the Series and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Series has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Series. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Series (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and
(b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Series being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and series of the Fund not offered to the general public ("LARF").

STATEMENT OF INTENTION. Under the terms of the Statement of Intention to invest $100,000 or more over a 13-month period as described in the Prospectus, in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett- sponsored fund offered with a front-end, back-end or level sales charge) shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value by the Fund's directors, employees of Lord Abbett, employees of the Fund's shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "the Fund's directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Our Class A shares also may be purchased at net asset value, subject to appropriate documentation, through a securities dealer where the amount invested represents redemption proceeds from shares ("Redeemed Shares") of a registered open-end management investment company not distributed or managed by Lord Abbett (other than a money market fund), if such redemption has occurred no more than 60 days prior to the purchase of our shares, the Redeemed Shares were held for at least six months prior to redemption and the proceeds of redemption were maintained in cash or a money market fund prior to purchase. Purchasers should consider the impact, if any, of contingent deferred sales charges in determining whether to redeem shares for subsequent investment in our Class A shares. Lord Abbett may suspend, change or terminate this purchase option at any time.

Our Class A shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 month's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLANS. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived on redemptions of up to 12% per year of either the current net asset value of your account or your original purchase price, whichever is higher. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts, including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Series computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Series' investment result for that class for the time period shown (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period. Prior to July 12, 1996, the Fund had only one class of shares, which class is now designated Class A.

Using the method to compute average annual compounded total return described above, for the life-of-series period (from commencement of operations on December 13, 1995 through May 31, 1996) assuming a $1,000 investment at the beginning of the period, the average annual rate of total return of the Class A shares of the Series amounted to 19.80% (not annualized) and the redeemable value was $1,198.

Our yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of such class on the last day of the period. This is determined by finding the following quotient: take the dividends and interest earned during the period for a class minus its expenses accrued for the period and divide by the product of (i) the average daily number of Class shares outstanding during the period that were entitled to receive dividends and (ii) the maximum offering price per share of such class on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the Class A net asset value per share. Yields for Class B shares do not reflect the deduction of the CDSC.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Series investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Series or repurchased or otherwise sold may be more or less than your tax basis in the shares at the time the redemption, repurchase or sale is made. Any gain or loss will generally be taxable for federal income tax purposes. Any loss realized on the sale, redemption or repurchase of Series shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

The Series will be subject to a four-percent nondeductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

The writing of call options and other investment techniques and practices which the Series may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by the Series. Such transactions may increase the amount of short-term capital gain realized by the Series, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options. As described in the Prospectus under "How We Invest - Risk Factors," the Series may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Series shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Series.

Gains and losses realized by the Series on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies.
Accordingly,
distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Series purchases shares in certain foreign  investment  entities,  called
"passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Series to its shareholders. Additional charges in the nature of interest may be imposed on either the Series or its shareholders in respect to deferred taxes arising from such distributions or gains.

If the Series were to invest in a passive foreign investment company with respect to which the Series elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Series might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing series, even if such amount were not distributed to the Series.

Gains or losses on sales of securities by the Series will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Series acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. If an option written by the Series lapses or is terminated through a closing transaction, such as a repurchase by the Series of the option from its holder, the Series will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Series in the closing transaction. If securities are sold by the Series pursuant to the exercise of a call option written by it, the Series will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Series pursuant to the exercise of a put option written by it, the Series will subtract the premium received from its cost basis in the securities purchased. The requirement that the Series derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Series' ability to write options.

Certain futures contracts and certain listed options held by the Series will be required to be "marked to market" for federal income tax purpose, i.e., treated as having been sold at their fair market value on the last day of the Series' taxable year (referred to as Section 1256 Contracts). 60% of any gain or loss recognized on actual or deemed sales of such Section 1256 Contracts will be treated as long-term capital gain or loss, and 40% of such gain or loss will be treated as short-term capital gain or loss. The Series may be required to defer the recognition of losses on securities and options and futures contracts to the extent of any recognized gain on offsetting positions held by the Series.

Dividends paid by the Series will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett- sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The Small-Cap Series unaudited financial statements for the fiscal period beginning on December 13, 1995 (commencement of operations) and ended May 31, 1996 contained in the 1996 Semi-Annual Report to Shareholders of Lord Abbett Research Fund, Inc. - Small-Cap Series are incorporated herein by reference to such financial statements. When the Small-Cap Series commenced operations, it had only one class of shares which is now designated Class A.

LORD ABBETT
STATEMENT OF ADDITIONAL INFORMATION                         OCTOBER 31, 1996


                         LORD ABBETT RESEARCH FUND, INC.
                                 MID-CAP SERIES
------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord, Abbett & Co. ("Lord Abbett") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated October 31, 1996.

Lord Abbett Research Fund, Inc. (sometimes referred to as the "Fund") was incorporated under Maryland law on April 6, 1992. The Fund's Board of Directors has authority to classify its shares of common stock into separate Series without further action by shareholders. The Fund has three Series: Large-Cap, Mid-Cap and Small-Cap. Only Mid-Cap Series (sometimes referred to as the "Series" or "we" and/or "Mid-Cap Series") is described in this Statement of Additional Information. To date, 50,000,000 shares of Mid-Cap Series have been designated by the Board of Directors. Although no present plans exist, further series may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists, the series must be preferred over all other series with respect to assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the series affected by such matter. Rule 18f-2 further provides that a Series shall be deemed to be affected by a matter unless the interests of the series in the matter are identical or the matter does not affect any interest of such Series. However, the Rule exempts from these separate voting requirements the selection of independent public accountants, the approval of principal distributing contracts and the election of directors.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through Lord Abbett.

        TABLE OF CONTENTS                                            PAGE

  1.       Investment Objective and Policies                            2

  2.       Directors and Officers                                       4

  3.       Investment Advisory and Other Services                       6

  4.       Portfolio Transactions                                       6

  5.       Purchases, Redemptions
           and Shareholder Services                                     8

  6.       Past Performance                                             9

  7.       Taxes                                                        9

  8.       Information About The Fund                                   10

  9.       Financial Statements                                         10

                                       1.
                        Investment Objective and Policies

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Series' investment objective and policies are described in the Prospectus under "How We Invest". In addition to those policies described in the Prospectus, the Series is subject to the following fundamental investment restrictions which cannot be changed for the series without the approval of the holders of a majority of the Series' respective shares. The Series may not: (1) borrow money (except that (i) the series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Series may purchase securities on margin to the extent permitted by applicable law); (2) pledge its assets (other than to secure such borrowings or, to the extent permitted by the Series' investment policies as set forth in its prospectus and statement of additional information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies); (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that in connection with the disposition of its portfolio securities it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the series' prospectus and statement of additional information, as they may be amended from time to time; (5) buy or sell real estate (except that the Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent the Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Series, buy securities if the purchase would then cause it to (i) have more than 5% of its gross assets, at market value at the time of investment, invested in the securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of any issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government,its agencies and instrumentalities);or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to those policies described in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, the Series also is subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Series may not: (1)borrow in excess of 5% of make short sales of securities or maintain a short position except to the extent permitted by applicable law; (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities (securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") that are determined by the Directors, or by Lord Abbett pursuant to delegated authority, to be liquid are considered liquid securities); (3) invest in securities issued by other investment companies as defined in the Act, except as permitted by the Act; (4) purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Series may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Series' net assets at the time of investment; (5) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or directors or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities; (6) invest in warrants, valued at the lower of cost or market, to exceed 5% of the Series' net assets, including warrants not listed on the New York or American Stock Exchange which may not exceed 2% of such net assets; or (7) invest in real estate limited partnership interests or interest in oil, gas or other mineral leases, or exploration or development programs, except that the Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

INVESTMENT TECHNIQUES WHICH MAY BE USED BY THE SERIES

LENDING OF PORTFOLIO SECURITIES. Although the Series has no current intention of doing so in the foreseeable future, the Series may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. The Series will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan the Series will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 5% of the value of the Series' gross assets.

If the Series enters into repurchase agreements as provided in clause (4) above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Series otherwise may invest.

FOREIGN CURRENCY HEDGING TECHNIQUES. The Series may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. The Series expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency or, in the alternative, the Series may use a cross-hedging technique whereby it sells another currency which the Series expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Series does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

FOREIGN CURRENCY PUT AND CALL OPTIONS. The Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Series' net assets.

A call option written by the Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by a Series or in such cross currency (referred to above) to cover such call writing.

The Fund's custodian will segregate cash or permitted securities belonging to the Series in an amount not less than that required by SEC Release 10666 and related policies with respect to the Series' assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Series. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Series' commitments with respect to such written options, forward foreign currency contracts and cross hedges.

                                       2.
                             Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and director/trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plans described in the Prospectus.

Robert S. Dow, age 51, Chairman and President

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Cable
300 First Stamford Place
Stamford, Connecticut

President and Chief Executive Officer of Time Warner Cable Programming, Inc. Formerly President and Chief Operating Officer of Home Box Office, Inc. Age 54.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 65.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 70.

C. Alan MacDonald
The Marketing Partnership, Inc.
27 Signal Road
Stamford, Connecticut

General Partner, The Marketing Partnership, Inc., a full service marketing consulting firm. Formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). Formerly President and Chief Executive Officer of Nestle Foods Corp, and prior to that, President and Chief Executive Officer of Stouffer Foods Corp., both subsidiaries of Nestle SA, Switzerland. Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 63.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company.  Age 68.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

President of Spencer Stuart & Associates, an executive search consulting firm. Age 58.

No compensation has been paid or accrued for the Fund's directors or officers since the Fund's inception. The third and fourth columns set forth information with respect to the retirement plan for outside directors maintained by the other Lord Abbett-sponsored funds(not the Fund). The fifth column sets forth the total compensation payable by such other funds (not the Fund) to the outside directors.

                   FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995
         (1)                  (2)                  (3)                    (4)                      (5)
                                               Pension or             Estimated Annual       For Year Ended
                                               Retirement Benefits    Benefits Upon          December 31, 1995
                                               Accrued by             Retirement Proposed    Total Compensation
                           Aggregate           the Twelve             to be Paid by the      Accrued by the
                           Compensation        Other Lord             Twelve Other Lord      Twelve Other Lord
                           Accrued by          Abbett-sponsored       Other Lord Abbett-     Abbett-sponsored
NAME OF DIRECTOR           the Fund(1)         Funds                  sponsored Funds(2)     Funds(3)
----------------           ----------          -------------------    ------------------     -------------------

E.Thayer Bigelow(4)            None            $9,772                 $33,600                $41,700
Stewart S. Dixon(4)            None            $22,472                $33,600                $42,000
John C. Jansing(4)             None            $28,480                $33,600                $42,960
C. Alan MacDonald4             None            $27,435                $33,600                $42,750
Hansel B. Millican, Jr         None            $24,707                $33,600                $43,000
Thomas J. Neff                 None            $16,126                $33,600                $42,000

1. Prior to the offering of shares of the Series to the general public on August 1, 1995, no compensation was paid to directors of the Series. Commencing on November 15, 1996, the Series will accrue for its shares of compensation for each outside director.

2. Each other Lord Abbett-sponsored fund (not the Fund) has a retirement plan providing that outside directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated would be payable annually under such retirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today. The amounts accrued in column 3 were accrued by the other Lord Abbett-sponsored funds (not the Fund) during the fiscal year ended November 30, 1995 with respect to the retirement benefits in column 4.

3. This column shows aggregate compensation, including director's fees and attendance fees for board and committee meetings, of a nature referred to in footnote two, accrued by the other Lord Abbett-sponsored funds (not the Fund) during the year ended December 31, 1995.

4. Messrs. Bigelow, Dixon, Jansing and MacDonald were elected directors of the Fund subsequent to the end of the last fiscal year.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Cutler, Dow, Foster, Morris, Noelke, Nordberg and Walsh are partners of Lord Abbett; the others are employees: John Walsh, age 60, Executive Vice President ; Kenneth B. Cutler, age 64, Vice President and Secretary; Stephen I. Allen, age 43; Zane E. Brown, age 44; Daniel E. Carper, age 44; Robert S. Dow, age 51; Daria Foster, age 42; Robert G. Morris, age 51, Robert Noelke, age 39; E. Wayne Nordberg, age 58; Paul A.

Hilstad, age 53 (with Lord Abbett since 1995 - formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Thomas F. Konop, age 54; Victor W. Pizzolato, age 63; John J. Walsh, age 60, Vice Presidents; and Keith F. O'Connor, age 41, Vice President and Treasurer.

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of May 31, 1996 our officers, including portfolio managers, and directors as a group owned 42% of the Mid-Cap Series' outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. The eight general partners of Lord Abbett, all of whom are officers and/or directors of the Fund, are: Stephen I. Allen, Daniel E. Carper, Kenneth B. Cutler, Robert S. Dow, Thomas S. Henderson, Robert G. Morris, E. Wayne Nordberg and John J. Walsh. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the Series' average daily net assets. For the period from August 1, 1995 (commencement of operations) through November 30, 1995, and the six months ended May 31, 1996 this management fee was waived by Lord Abbett with respect to the Mid-Cap Series and, except for this waiver, would have amounted to $2,125 and $3,905, respectively.

We are obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering the Series' shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions. For the period from August 1, 1995 (commencement of operations) through November 30, 1995 and the six months ended May 31, 1996, Lord Abbett, although not obligated to, voluntarily assumed the above-mentioned expenses which, if not so assumed, would have amounted to $7,544 and $9,000, respectively, with respect to the Mid-Cap Series.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BONY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BONY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services.

Consistent with obtaining best execution, we pay a commission rate determined to attract the services we require, as described below. That rate may be higher or lower than other brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed.
To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett- sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities in a timely manner, including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to therm of portfolio business.

If we tender portfolio securities pursuant to a cash tender offer, we will seek to recapture any fees or commissions involved by designating Lord Abbett our agent so that the fees may be passed back to us. As other legally permissible opportunities come to our attention for the direct or indirect recapture by us of brokerage commissions or similar fees paid on portfolio transactions, our directors will determine whether we should or should not seek such recapture.

For the period from August 1, 1995 (commencement of operations) through November 30, 1995 and the six months ended May 31, 1996, we paid total commissions to independent broker-dealers of $3,245 and $834, respectively, with respect to the Mid-Cap Series.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  contained  in  the   Prospectus   under   "Purchases"   and
"Redemptions", respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The maximum offering price of our shares on May 31, 1996 was computed as follows (assuming no sales charge currently in effect):

                                                                 MID-CAP SERIES

Maximum offering price per share is equal to
the net asset value per share
(net assets divided by shares outstanding)........................$11.16

The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund and to make reasonable efforts to sell the Series' shares so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.

As stated in the Prospectus, our shares may be purchased at net asset value only by directors (trustees) of the Lord Abbett- sponsored funds, partners and employees of Lord Abbett, and spouses and other family members of such directors (trustees), partners and employees.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested (in this case there is no sales charge) and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The value of any shares redeemed by the Fund or otherwise sold may be more or less than your tax basis in the shares at the time the redemption or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale or redemption of Series shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of sale, the taxpayer acquires stock or securities that are substantially identical.

The writing of call options and other investment techniques and practices which the Series may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by the Series. Such transactions may increase the amount of short-term capital gain realized by the Series, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options.

As described in the Prospectus under "How We Invest - Risk Factors," the Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Series shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Series.

The Series will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Series will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gains and losses realized by the Series on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Series purchases shares in certain foreign  investment  entities,  called
"passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Series to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains.

If the Series were to invest in a passive foreign investment company with respect to which the Series elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Series might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Series.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such G1 security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett- sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The financial statements with respect to the Mid-Cap Series for the period from August 1, 1995 (commencement of operations) through November 30, 1995 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1995 Annual Report to Shareholders of Lord Abbett Research Fund, Inc. and the unaudited financial statements for the six months ended May 31, 1996 in the 1996 Semi-Annual Report to Shareholders of the Fund are incorporated herein by reference to such financial statements and reports in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C            OTHER INFORMATION

Item 24.          FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial Statements

                    Part A -  Financial  Highlights  (unaudited)  for the period
                         December 13, 1995 (commencement of operations) to May 31, 1996.

                    Part B - Statement of Net Assets at May 31, 1996.  Statement
                         of Operations for the six months ended May 31, 1996.

                    Statement of Changes in Net Assets for the six months ended May 31, 1996.

                  (b)  Exhibits -

                    1    Articles Supplementary (Small-Cap Series)*
                    7    Amended    Form   of    Retirement    Plan   for   Lord
                         Abbett-sponsored funds' directors/trustees**
                    11   Consent of Deloitte & Touche*
                    15   Form of Rule 12b-1 Plan and Agreement***
                    16   Computation of Performance & Yield*
                    18   Form of Plan  entered  into by  Registrant  pursuant to
                         Rule 18f-3**

     *    Filed herewith

     ** Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Lord Abbett Series Fund, Inc. (File No. 811-5876)

     *** Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Large-Cap Series of the Registrant using a reference to the Small-Cap Series in lieu of the reference to the Large-Cap Series.

     If exhibit is not mentioned above, it is not applicable or has been previously filed.


Item 25.        PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                           None.

Item 26.        NUMBER OF RECORD HOLDERS OF SECURITIES
                           As of October 18, 1996

                           Small-Cap - 69
                           Mid-Cap  - 55



Item 27.        INDEMNIFICATION

                    Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721- 727 of the New York Business Corporation Law.

                    The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

                    In referring  in its By-Laws to, and making  indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non- interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange

                    Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

                    Lord, Abbett & Co. acts as investment advisor for twelve, other open-end investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately 5,100 private accounts. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

                           John J. Walsh
                           Trustee
                           The Brooklyn Hospital Center
                           100 Parkside Avenue
                           Brooklyn, N.Y.

Item 29.        PRINCIPAL UNDERWRITER

                (a)        Lord Abbett Affiliated Fund, Inc.
                           Lord Abbett Bond-Debenture Fund, Inc.
                           Lord Abbett Mid-Cap Value Fund, Inc.
                           Lord Abbett Developing Growth Fund, Inc.
                           Lord Abbett Tax-Free Income Fund, Inc.
                           Lord Abbett Global Fund, Inc.
                           Lord Abbett U.S. Government Securities Money
                           Market Fund, Inc.
                           Lord Abbett Series Fund, Inc.
                           Lord Abbett Equity Fund
                           Lord Abbett Tax-Free Income Trust
                           Lord Abbett Securities Trust
                           Lord Abbett Investment Trust

               INVESTMENT ADVISOR

                    American Skandia Trust (Lord Abbett Growth and Income Portfolio)

                (b)        The partners of Lord, Abbett & Co. are:

               NAME AND PRINCIPAL             POSITIONS AND OFFICES
               BUSINESS ADDRESS (1)           WITH REGISTRANT
               Robert S. Dow                  Chairman and President
               Zane E. Brown                  Vice President
               Kenneth B. Cutler              Vice President & Secretary
               Stephen I. Allen               Vice President
               Daniel E. Carper               Vice President
               Daria Foster                   Vice President

               Robert G. Morris               Vice President
               E. Wayne Nordberg              Vice President
               Robert Noelke                  Vice President
               John J. Walsh                  Vice President

                            (1) Each of the above has a principal business address 767 Fifth Avenue, New York, NY 10153

             (c)            Not applicable

Item 30.       LOCATION OF ACCOUNTS AND RECORDS

                    Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

                    Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

                    Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31.       MANAGEMENT SERVICES

               None

Item 32.       UNDERTAKINGS

                    The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of October, 1996.

                                         LORD ABBETT RESEARCH FUND, INC.




                                By:     /s/ ROBERT S. DOW
                                        ------------------------------------
                                     Robert S. Dow, Chairman of the Board
                                                  and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                                   Chairman of the Board
/s/Robert S. Dow                  President and Director       October 28, 1996
-----------------------        ----------------------------        -----------
Robert S. Dow                            (Title)                     (Date)


/s/E. Thayer Bigelow                  Director                 October 28, 1996
-----------------------        ----------------------------        -----------
E. Thayer Bigelow                        (Title)                     (Date)


/s/Steward S. Dixon                   Director                 October 28, 1996
-----------------------        ----------------------------         -----------
Steward S. Dixon                         (Title)                      (Date)


 /s/John C. Jansing                   Director                 October 28, 1996
-----------------------        ----------------------------         -----------
John C. Jansing                          (Title)                      (Date)


/s/C. Alan MacDonald                   Director                October 28, 1996
-----------------------        ----------------------------        ------------
C. Alan MacDonald                        (Title)                      (Date)


 /s/ Hansel B. Millican, Jr.         Director                  October 28, 1996
-----------------------        -----------------------------        -----------
Hansel B. Millican, Jr.                  (Title)                      (Date)


/s/ Thomas J. Neff                      Director               October 28, 1996
-----------------------        -----------------------------        ------------
Thomas J. Neff                           (Title)                      (Date)